Van Eck Worldwide Insurance Trust

Supplement dated July 6, 2009 (“Supplement”)

to the Prospectus dated May 1, 2009

This Supplement updates certain information contained in the above-dated Prospectus for Van Eck Worldwide Insurance Trust (the “Trust”) regarding the Worldwide Multi-Manager Alternatives Fund, a series of the Trust. You may obtain copies of the Trust’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The Prospectus is revised as follows:

1. The text below replaces the “Short Sales” principal risk on page 22 in its entirety:

SHORT SALES

Definition	In a short sale, the Fund borrows an equity security from a broker then sells it.

Risk	If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. The Fund may also “short-against-the-box”, which is a short sale of a security that the Fund owns, for tax or other purposes. If the value of the security goes up, then if the Fund does not hold this security, the Fund will have to buy it back in the market at a loss to make good on its borrowing. The Fund is required to “cover” its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.